Exhibit 10.6

按期申报协议

Timely Reporting Agreement

本按期申报协议(下称“本协议”)由下列各方于2016年4月13日在中华人民共和国（下称“中国”）建德签订：

This Timely Reporting Agreement (this “Agreement”) has been executed by and among the following parties on 13 April 2016 in Jiande, the People’s Republic of China (“China” or the “PRC”):

甲方：Natural Destiny Inc.，一家依照美国法律设立和存在的公司地址为CSC Services of Nevada, Inc. 2215 Renaissance Dr, Las Vegas, NV 89119;

Party A: Natural Destiny Inc. , an enterprise, organized and existing under the laws of the United States of America, with its registered address at CSC Services of Nevada, Inc. 2215 Renaissance Dr, Las Vegas, NV 89119;

乙方：杭州野之缘农业开发有限公司，一家依照中国法律设立和存在的有限责任公司，地址为建德市新安江街道新安江广场东侧明珠商务大厦1幢902室。

Party B: Hangzhou Yezhiyuan Agricultural Development Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Room 902, Unit 1, Pearl Business Building, East of Xin’anjiang Square, Xin’anjiang Street, Jiande City.

鉴于：

Whereas:

乙方知晓甲方股票登记在美国证券交易所（“SEC”），其必须向SEC申报各种综合其运营的报告。乙方了解如果甲方未能按期申报报告将对甲方导致重大的损害。

Party B is aware that Party A’s securities are registered with the US Securities Exchange Commission (“SEC”) and that it must file various reports with the SEC that consolidate Party A with its own operations. Party B acknowledges that Party A’s failure to file timely reports may result in material damages for Party A.

双方特此商定按照以下条款签订本协议。

The Parties hereby have mutually agreed to execute this Agreement upon the following terms.

乙方同意其有义务使甲方接触到其高管及董事人员，并且及时提供甲方需要的全部信息使得甲方可以按要求向SEC申报所有必要的和规定的报告。

Party B agrees that it is obligated to make its officers and directors available to Party A and promptly provide all information required by Party A so that Party A can file all necessary SEC and other regulatory reports as required.

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first above written.

甲方：	Natural Destiny Inc.

Party A: Natural Destiny Inc.

签字：

By:              /s/Jianrong Xia

姓名：	夏建荣
Name:	Jianrong Xia

职位：      【】

Title:	【】

乙方：	杭州野之缘农业开发有限公司

Party B: Hangzhou Yezhiyuan Agricultural Development Co., Ltd.

签字：

By:              /s/ Jianrong Xia

姓名：	夏建荣
Name:	Jianrong Xia

职位：.     【】

Title:	【】